Commitments and Contractual Obligations	12 Months Ended
Dec. 31, 2020
Disclosure of contingent liabilities [abstract]
Commitments and Contractual Obligations
24. Commitments and Contractual Obligations
The Company’s commitments and contractual obligations at December 31, 2020, include:

	2021	2022	2023	2024	2025 and later	Total

Debt (1)	$66,667	$66,667	$150,000	$233,953	$—	$517,287
Purchase obligations	56,903	2,967	239	239	239	60,587
Leases	13,274	6,277	2,822	2,298	11,415	36,086
Mineral properties	4,658	4,467	4,636	4,636	12,265	30,662
Asset retirement obligations	4,701	4,292	3,301	420	125,973	138,687
	$146,203	$84,670	$160,998	$241,546	$149,892	$783,309

(1)Does not include interest on debt.

Debt obligations represent required repayments of principal for the senior secured notes and term loan. Debt obligations also include the March 30, 2020 draw of $150,000 under the revolving credit facility that has been presented in the table above as repayable on June 5, 2023, based on the contractual maturity date of the revolving credit facility.
Purchase obligations relate primarily to operating costs at all mines and capital projects at Kişladağ. Mineral properties refer to arrangements for the use of land that grant the Company the right to explore, develop, produce or otherwise use the mineral resources contained in that land. The table does not include interest on debt.
As at December 31, 2020, Hellas Gold had entered into off-take agreements pursuant to which Hellas Gold agreed to sell a total of 28,000 dry metric tonnes of zinc concentrate, 4,500 dry metric tonnes of lead/silver concentrate, and 150,000 dry metric tonnes of gold concentrate, through the year ending December 31, 2021.
24. Commitments and Contractual Obligations (continued)
As at December 31, 2020, Tüprag Metal Madencilik Sanayi Ve Ticaret A.S. (“Tüprag”) had entered into off-take agreements pursuant to which Tüprag agreed to sell a total of 58,500 dry metric tonnes of gold concentrate through the year ending December 31, 2021.
In April 2007, Hellas Gold agreed to sell to Silver Wheaton (Caymans) Ltd., a subsidiary of Wheaton Precious Metals (“Wheaton Precious Metals”) all of the payable silver contained in lead concentrate produced within an area of approximately seven square kilometers around Stratoni. The sale was made in consideration of a prepayment to Hellas Gold of $57,500 in cash, plus a fixed price per ounce of payable silver to be delivered based on the lesser of $3.90 and the prevailing market price per ounce, adjusted higher by 1% every year. The agreement was amended in October 2015 to provide for increases in the fixed price paid by Wheaton Precious Metals upon completion of certain expansion drilling milestones. 30,000 meters of expansion drilling was reached during the second quarter of 2020 and in accordance with the terms of the agreement, the fixed price has been adjusted by an additional $2.00 per ounce. Accordingly, the fixed price from August 3, 2020 is equal to $11.43 per ounce.
Based on current Turkish legislation, the Company pays annual royalties to the Government of Turkey on revenue less certain costs associated with ore haulage, mineral processing and related depreciation. Royalties are calculated on the basis of a sliding scale according to the average London Metal Exchange gold price during the calendar year. Based on current Greek legislation, the Company pays royalties on revenue that are calculated on a sliding scale tied to international gold and base metal prices and the USD:EUR exchange rate.